Exhibit 4.43

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as " ***** ". A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SUBCONTRACT

Section A – Subcontract Form

Subcontract between: Acambis Inc. ********************* *********************	Subcontract No: MVA-2002-00001BXTR Prime Contract No: To-Be-Determined RFP # NIH-NIAID-DMID-03-44 Contractual Officer: ********************* Program Officer: *********************

AND Baxter Healthcare SA ********************* *********************

     This Subcontract is entered into this _____ day of ___________, 2003, between Acambis Inc., ********************* (hereinafter “Contractor”) and Baxter Healthcare SA, ********************* ********************* (hereinafter “Subcontractor“). This Subcontract is issued under the Prime Contract shown in the heading above, as executed between the Contractor and the United States Government, through the Department of Health and Human Services. In consideration of the mutual promises, covenants and agreements set forth herein, the parties agree that the Subcontractor shall furnish and deliver to the Contractor all the supplies and perform all the services set forth in this Subcontract, for the consideration stated herein. The rights and obligations of the parties to this Subcontract shall be subject to and governed by this Subcontract and other documents attached hereto or referenced herein.

     This Subcontract sets forth the entire agreement of the parties and supersedes any and all prior agreements of the parties, whether oral or written, concerning the subject matter hereof. Neither party has relied upon any representations, oral or written, in entering into this Subcontract that are not incorporated herein.

     This Subcontract shall not be varied or changed in its terms or conditions by any oral agreement or representation, or otherwise, except by an instrument in writing of even or subsequent date thereto, properly executed.

     The Article and Paragraph titles used herein are for convenience only and shall in no way be construed as part of this Subcontract, or as an indication of the meaning of a particular section.

     This subcontract shall not be legally binding unless and until approved in writing by the US Government Contracting Officer.

IN WITNESS WHEREOF, the parties hereto have executed this Subcontract to be effective as of the day and year first above written.

Acambis Inc.	Baxter Healthcare S.A.

(Contractor)	(Subcontractor)

By:_____________________________	By:____________________________________

*********************	*********************
*********************	*********************

Execution Date: ___________________	Execution Date: ________________________

Section A – Introduction

A.1	BACKGROUND

It is the intent of the Government (Customer) to contract for the development and stockpiling of Modified Vaccinia Ankara (MVA) vaccine through the issuance of three sequential Requests for Proposals (RFPs). The first procurement action (RFP-NIAID-DMID-03-44), is the subject of this subcontract and is intended to develop a new MVA vaccine and related manufacturing processes, deliver Phase I clinical trial materials, and to provide a draft feasibility plan for full-scale manufacturing of 30 million doses of MVA vaccine under Good Manufacturing Practices.

A.2	PURPOSE

The purpose of this subcontract is to develop, test and produce a bulk pilot lot of prototype MVA vaccine and the information and documentation necessary to allow the Government to file an Investigational New Drug (IND) application and conduct a Phase I clinical trial; to obtain the necessary vaccine to conduct the above clinical trial, perform pre-clinical studies, and to conduct a stability program; and to create and furnish a draft manufacturing feasibility plan to manufacture 30 million doses of MVA vaccine under IND under future potential contract efforts.

A.3	SCOPE OF WORK

Subcontractor, as an independent organization and not as an agent of the Contractor, ***********************************************************************************
************************************************************************************************************************************************************************************* ********************************************************************************************** according to Section J, Attachment A, necessary to document the process to manufacture the MVA vaccine and shall produce a bulk pilot lot of MVA vaccine under Good Manufacturing Practices in sufficient quantity to satisfy the Subcontract requirements specified below. ******************************************************************************************************************************************************************* ********************************************************************************************************** as specified in Section C below.

Section B – Schedule of Subcontract Items/Prices

B.1      FIRM – FIXED PRICE ITEMS

Line Item	Description	Quantity	Firm-Fixed Price

Government Milestone 1

0001	Produce ******************************** ********************************************** ********************************************** ********************************************** *******************************************	One Lot	**********

Government Milestone 2

0002AA (Option)	Deliver **************** Vaccine (Manufactured under Item 0001) ******************************************* ******************************************* *******************************************
	******************************* 5,000 doses	One Lot	**********

0002AB (Option)	******************************	One Lot	**********

0002AC (Option)	******************************* *******************************	One Lot	**********

Government Milestone 3

0003 (Option)	Deliver a sufficient quantity ********* **************************************** ******************************* Pre-Clinical Testing.	One Lot	**********

Government Milestone 6

0004 (Option)	**************************************** ****************************************	One Lot	**********

Estimated Cost

0005	********** incurred for Travel and Per Diem not to exceed amount allowable under **********		**********

		Total	**********

** For Performance Based Payment Schedule See Section G3.

Section C – Description/Specification/Work Statement

C.1

ITEMS 0001–0005 - See Section J, Attachment A for Statement of Work.

C.2      REPORTING REQUIREMENTS (Applicable to All Items)

The Subcontractor shall submit a Monthly Progress Report providing the information listed below. The Subcontractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Monthly progress reports are due on the 15th of every month. Any attachments to the e-mail report shall be submitted in Microsoft Word.

1.	A summary of the results of work performed during the reported period.
2.	Include pertinent data/graphs in sufficient detail to explain any significant results achieved and preliminary conclusions.
3.	Describe any problems encountered or expected to occur and described the proposed corrective action. Differences between planned and actual progress should be identified and explained, including any cost impacts arising from performance.
4.	Listing of all in-process and Quality Control testing completed during the preceding month, showing start dates and expected end dates, and the results of such tests for vaccine, diluent, Master Virus Seed and/or Production Virus Seed.

** See Section J, Attachment A, for other data requirements**

Section D – Packaging and Marking

PACKAGING AND MARKING REQUIREMENTS (ITEM 0005)

(a)	Packaging of vaccine for shipment shall conform to Subcontractor’s shipping and packaging protocol to ensure safe delivery by common carrier. Each package shall be shipped so as to ensure delivery within 24 hours of shipment.

(b)	Subcontractor shall mark all shipping containers as “Property of the U.S. Government” and shall show the Prime Contract, and Subcontract numbers and shall identify “Acambis Inc.” as the Prime Contractor.

(c)	Shipping containers shall be marked and labeled as refrigerated or frozen materials, as required.

Section E – Inspection and Acceptance

     The following FAR clauses are incorporated herein by reference. References to the “Government” shall be deemed to refer to the “Contractor.” References to the “Contractor” shall be deemed to refer to the “Subcontractors.” To the extent that FAR clauses incorporated herein may conflict with the clauses set forth below in full text, the clauses in full text shall govern.

FAR SOURCE	TITLE AND DATE
52.246-2	Inspection of Supplies—Fixed-Price (Aug 1996)
52.246-7	Inspection of Research and Development – Fixed Price (Aug 1996)
52.246-16	Responsibility for Supplies (Apr 1984)
52. 246-4	Inspection of Services-Fixed Price (Aug 1996)

E.1	Inspection and Acceptance

	(a)	Inspection and acceptance of the articles, services, and documentation called for herein shall be accomplished by the Contractual Officer, or his duly authorized representative (who for the purposes of this Subcontract shall be the Project Officer). Acambis Quality Assurance will inspect and accept delivered items after reviewing and approving *************************** *********************************************************************************************** Such records shall be delivered to Acambis within 14 days *********************************** **********************************

	(b)	The Contractor may designate one or more representatives to perform on-site inspection(s) of the physical plant(s) on a full or part time basis. Plant inspection, at a minimum will include Device Master Records, document control procedures, facilities, personnel training records, equipment process procedures, and Quality Assurance Program reviews.

	(c)	The Contractual Officer (or his duly authorized representative) shall have the right to inspect articles, services, and documentation delivered and tendered for acceptance. Contractor’s inspection of delivered items shall be completed within seven (7) work days from the date on which the Subcontractor notifies the Contractor that the tendered items have been fully performed (including required supporting documentation) and are available for inspection, after which time, the tendered items shall be either 1) accepted or 2) rejected. In the absence of a timely rejection, the tendered item(s) or services shall be deemed accepted.

(d)	Subcontractor agrees to provide and maintain quality control systems acceptable to Contractor and to provide access to Subcontractors’ facilities at all reasonable times for surveillance by Contractor and authorized representatives of the Government.

(e)	Contractor shall have the right to audit Subcontractors’ facilities to determine compliance with (i) cGMP and (ii) applicable federal, state, and local laws, regulations and rules regarding facilities. Such audits shall be scheduled at mutually agreeable times upon two (2) business days written notice to Subcontractors and shall not occur more than one (1) time per calendar year unless required by Subcontractors’ compliance status or Contractor’s obligations as a license holder. In connection with performing such audits, each party shall bear its own expenses and the Contractor shall comply with all reasonable rules and regulations promulgated by Subcontractors. All information disclosed or reviewed in such inspections shall be deemed to be the property of the Subcontractor and Subcontractor’s Confidential Information and Propriety Information.

(f)	All notices, forms, approvals, certificates, acceptances and other communications identified above may be transmitted by facsimile or electronic mail with e-signature.

E.2	RESEARCH RECORDS, INSPECTION AND CONSULTATION

	(a)	The Subcontractor agrees to maintain books, records, and supporting documentation in such detail as will properly reflect all work done and results achieved in the performance of this contract, and agrees to retain and preserve the same, together with all research notes, charts, graphs, comments, computations, analysis, and other graphic or written data generated in connection with performance hereunder and agrees to permit the Contractual Officer or his authorized representatives to examine and review the same at all reasonable times during said period. Buyer shall have the right to copy such documentation at Subcontractor’s facility and to retain such copies for Buyer’s records. Additionally, Subcontractor shall not destroy or dispose of such documents; but shall furnish the originals and existing copies of such documentation to Acambis, Inc upon contract completion.

(b)	The Contractual Officer or any of his authorized representatives shall have the right to inspect the work of the Subcontractor and its subcontractors, if any, and the facilities, floor plans, equipment validation, and any other information, including laboratories or other premises where the work is being performed. The Subcontractor shall provide and shall require its subcontractors to provide all reasonable facilities and assistance for the safety and convenience of such representatives in the performance of their duties. Personnel engaged in the performance of the contract shall be available at all reasonable times for consultation with such representatives. All inspections and review shall be performed in such a manner as will not unduly delay or interfere with the work.

(c)	Additionally, the Subcontractor shall inform the Buyer, in writing, of any deviations, complaints, and adverse events, as well as the results of all tests and investigations regarding or possibly impacting the safety or efficacy of the evaluated product.

(d)	Should due to regulatory reasons the Contractor be required to provide batch records to regulatory authorities or to the Buyer, Subcontractor shall furnish such batch records in a manner that will comply with such requirement and shall at the same time ensure that the confidential nature of such batch records is protected to the maximum extent possible.

Section F – Deliveries or Performance

FAR SOURCE	TITLE AND DATE
52.242-15	Stop Work Order (Aug 1989) (the Contractor may exercise its rights under this clause only if and to the same extent that the Government has suspended performance under the terms of the Prime Contract)

F.1      DELIVERABLE(S) SCHEDULE

Periods of Performance

CLIN 0001-********************************************************************************************************************************

     ******************** – Not Later Than 30 April 03.

     ******************** – Not Later Than 29 May 03

CLIN 0002AA -Deliver ************************************************************* and Perform ********************************************************************************** (within 90 days after Option exercise).************************************************************************************************************************************************************* ************************************************************************************************************************************************************************************************************************ ************************************************************************************************************************************************************************************************************************

CLIN 0002AB – ************************************************** Option exercise and availability of filled product *************

CLIN 0002AC – ************************************************** within 120 days after Option Exercise.

CLIN 0003 - Provide ************************************************** within 90 days after Option exercise. ************************************************************************************************** ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************

CLIN 0004 - ******************************************************************************************

CLIN 0005 -Provide Necessary Travel to Accomplish Statement of Work. **************************** ****************************

** For Option Exercise Clause see Special Contract Provision H.25

Section G – Subcontract Administration Data

G.1	INVOICE/VOUCHER SUBMISSION

Invoices (Fixed-Price)

(1)	Subcontractor shall submit an original and three (3) copies of Subcontract invoices to:

Acambis Inc.
Accounts Payable
38 Sidney Street
Cambridge, MA 02139

(2)	Subcontractor agrees to include (at a minimum) the following information on each invoice:

	i.	Subcontractor’s Name & Address;
	ii.	Subcontractor’s Tax Identification Number (TIN);

iii.	Prime Contract, Subcontract, and Purchase Order Numbers (and
iv.	Invoice Number;
v.	Invoice Date;
vi.	Subcontract ITEM Number (See Section B);
vii.	Quantity;
ix.	Total Amount of Invoice;
x.	Name, title and telephone number of person to be notified in the event of a defective invoice;
xi.	Payment Address, if different from the information in (2) i. above;
xii.	Electronic Funds Transfer Information (EFT)
xiii.	For Other Direct Costs (Item 0005), an itemized listing of expenses sought to be reimbursed with receipts for each item exceeding $75.00.
xiv.	Certification found at FAR 52.232.32 as follows:

“This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and instructions of the Contractual Officer;

(Except as reported in writing on ___), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

There are no encumbrances (Except as reported in writing on ), against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government’s title;

There has been no materially adverse change in the financial condition of the Subcontractor since the submission by the Subcontractor to the Prime Contractor of the most recent written information dated – and

After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance based payments have been requested will not exceed any limitation in the contract, and the amount of payments under the contract will not exceed any limitation in the contract.”

Any invoice not containing the above information/documentation may be considered defective and returned to the Subcontractor without payment within five (5) business days.

G.2	CONTRACTOR’S OBLIGATION TO PAY

Contractor agrees to make payment by wire within thirty (30) days following receipt of a properly submitted invoice from the Subcontractor. Payment shall be deemed to have been “made” on the date that the electronic transfer of funds has been authorized. Late payments (other than as to amounts for which Contractor liability to Subcontractors is in dispute under Paragraph H. 19 DISPUTES or Paragraph H. 21 CLAIMS INVOLVING THE GOVERNMENT) shall accrue simple interest (at the then prime rate as published by the Federal Reserve Board) from thirty (30) days after receipt of a proper invoice from the Subcontractor until the date of payment.

G.3 PERFORMANCE BASED MILESTONE PAYMENT SCHEDULE

Line Item	Separately Priced CLIN Amount	Description	Milestone Payment	Date of Payment	Payment Amount
0001		Government Milestone 1

0001	**************	Produce ******************** ***************************** ***************************** ***************************** ***************************** ***************************** ************************** lot.
		Payment Milestone	**% of Price	At Subcontract Award	**********
		Payment Milestone	**% of Price	One Month After Subcontract Award	**********
		Payment Milestone	**% of Price	Two Months After Subcontract Award	**********
		Payment Milestone	**% of Price	Upon Completion of CLIN 0001	**********
0002AA	**********	Government Milestone 2
		Payment Milestone	**% of Price	At Option Exercise	**********
		Payment Milestone	**% of Price	One Month After Option Exercise	**********
		Payment Milestone	**% of Price	Upon Completion of CLIN 0002AA	**********
0002AB (Option)	**********	Stability Testing Program for Final Vialed Vaccine.			**********
		Payment Milestone	**% of Price	At Option Exercise	**********

		Payment Milestone	**% of Price	4 Months After Option Exercise	**********
		Payment Milestone	**% of Price	8 Months After Option Exercise	**********
		Payment Milestone	**% of Price	16 Months After Option Exercise	**********
		Payment Milestone	**% of Price	Upon Completion of CLIN 0002AB	**********

0002AC (Option)	**********	********************** **********************
		Payment Milestone	**% of Price	At Option Exercise	**********
		Payment Milestone	**% of Price	Upon Completion of CLIN 0002AC	**********

Government Milestone 3

0003 (Option)	**********	Deliver a sufficient quantity *************************** ************************Testing.	***% of Price	Upon Completion of CLIN 0003	**********

Government Milestone 6
0004 (Option)	**********	********************** ********************** **********************of MVA.
		Payment Milestone	33% of Price	At Option Exercise	**********
		Payment Milestone	33% of Price	3 Months After Option Exercise	**********
		Payment Milestone	33% of Price	Upon Completion of CLIN 0004	**********
0005	**********	Other Direct Costs ******* ********************** *******allowable under FAR Part 31.	N/A	As Incurred	TBD

G.4	PROGRAM OFFICER

	(a)	Performance of the work hereunder shall be subject to the technical directions of the designated Program Officer for this Subcontract.

(b)	The Program Officer is not authorized to change any of the terms or conditions of the Subcontract. In the event that the Subcontractor believes that implementation of any of the direction issued by the Program Officer constitute a change to the Subcontract requirements or to otherwise warrant an adjustment to Subcontract price, Subcontractor shall promptly notify the Program Officer and the Contractual Officer in writing.

(c)	Contractor may from time to time change the person designated as the Program Officer for this Subcontract by delivering a written notice of such change to Subcontractors.

(d)	The designated Program Officer for this project is:

**********************
**********************
**********************
**********************
**********************
**********************
**********************

G.5	CONTRACTUAL OFFICER

	(a)	The Contractual Officer is the only individual who can legally commit the contractor to the expenditure of funds. No other person other than the Contractual Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this subcontract. Such changes may only be made by mutual agreement of the parties through their duly authorized representatives, in writing. If any such change causes an increase or decrease in the cost of, or the time required for work under this Subcontract, whether or not changed, the Subcontract price and delivery schedule shall be subject to equitable adjustment.

(b)	No information, other than that which may be contained in an authorized modification to this Subcontract, duly issued by the Contractual Officer, which may be received from any person employed by the Contractor, or otherwise, shall be considered grounds for deviation from any stipulation of this Subcontract.

(c)	Contractor may from time to time change the person designated as the Contractual Officer for this Subcontract by delivering a written notice of such change to Subcontractor. Except for changes mutually agreed to by the parties under subparagraph (a) above, the Subcontractor must assert its right to an equitable adjustment for any changes under this clause within 30 days from actual or constructive notice or knowledge of the event that gave rise to the equitable adjustment sought. However, if the Contractual Officer decides that the facts justify it, the Contracting Officer may receive and act upon a proposal for equitable adjustment submitted before final payment.

(d)	The designated Contractual Officer for this Subcontract is:

**********************
**********************
**********************
**********************
**********************
**********************
**********************
**********************
**********************

(e)	Contractor designates the following individual and agrees to make such individual available to Subcontractor for receipt of subcontract administration matters:

**********************
**********************
**********************
**********************
**********************
**********************
**********************

G.6	AUTHORIZED REPRESENTATIVE OF SUBCONTRACTOR

	(a)	The Authorized Representative of Subcontractor is the only individual who can legally commit the Subcontractor. No person other than the Authorized Representative of Subcontractor can agree to any changes to the terms, conditions, general provisions, or other stipulations of this Subcontract.

(b)	No information, which may be received from any person employed by Subcontractor other than from the Subcontractor’s Authorized Representative, shall be considered grounds for deviation from any stipulation of this Subcontract.

(c)	Subcontractor may from time to time change the person designated as the Authorized Representative for this Subcontract by delivering a written notice of such change to Contractor.

(d)	The Authorized Representative of the Subcontractor for this Subcontract is:

**********************
**********************
**********************
**********************
**********************
**********************
**********************

G.7	SUBCONTRACT COMMUNICATIONS/CORRESPONDENCE

Subcontractor shall identify all correspondence, reports, and other data pertinent to this Subcontract by imprinting thereon the Subcontract number from Page 1 of the Subcontract.

G.8	REIMBURSEMENT OF OTHER DIRECT COSTS (CLIN 0005 only)

(a) Buyer shall reimburse the Subcontractor its allowable costs incurred and properly allocable to this contract, in accordance with the clause entitled Allowable Cost and Payment (See Section I). Costs that may be allowable include the following:

(1)	Travel costs plus per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract. These costs will be in accordance with the Subcontractor’s policy and subject to the following:

(i)	Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless use of air coach or air tourist is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)	Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

(v)	All allowable travel costs under this paragraph will be invoiced and reimbursed in US dollars. Conversion to US dollars from foreign currency will be as of the date the cost was incurred. Receipts in excess of $75.00 must be provided with the invoice.

G.9	LIMITATION OF COST (CLIN 0005 only)

	(a)	It is estimated that the cost to the Contractor for the performance of CLIN 0005 of this Contract will not exceed the estimated cost set forth in the Subcontract Schedule. Subcontractor agrees to use reasonable efforts to perform the work specified in the Schedule within such estimated cost.

(b)	If at any time the Subcontractor has reason to believe that the costs that it expects to incur subject to reimbursement under Item 0005 within the next succeeding thirty (30) days, when added to all Other Direct Costs previously incurred and subject to reimbursement under Item 0005, will exceed seventy-five percent (75%) of the total estimated cost for Item 0005 as shown in the Subcontract Schedule, the Subcontractor shall notify the Contractual Officer in writing to that effect. The notice shall state the estimated amount of additional funds required to continue performance for the duration of the Subcontract period of performance for “Other Direct Costs” required.

(c)	Except as required by other provisions of this contract specifically citing and stating that they are an exception to this provision, the Contractor shall not be obligated to reimburse the Subcontractor for Other Direct Costs incurred in excess of the Estimated Cost for Item 0005as set forth in the Subcontract Schedule and the Subcontractor shall not be obligated to incur Other Direct Costs in excess of the Estimated Cost for Item 0005, unless, and until, the Contractual Officer has notified the Subcontractor in writing that the Estimated Cost for Item 0005 has been increased and the amount of such increase. No notice, communication, or representation in any other form, or from any person other than the Contractual Officer, shall be deemed to be an increase to the Estimated Cost of Item 0005. When and if the Estimated Cost for Item 0005 in the Subcontract Schedule is increased by the Contractual Officer, the Subcontractor shall be entitled to reimbursement of any Other Direct Costs incurred, whether incurred before or after the date on which the Contractual Officer notified the Subcontractor that the Estimated Cost of Item 0005 has been increased, to the extent that such costs are allowable Other Direct Costs properly allocable to this subcontract. If the Contractual Officer issues a termination or other notice, the Contractual Officer may increase the Estimated Cost for Item 0005 and direct that the increase be used solely for the purpose of Other Direct Costs associated with termination activities.

(d)	Change orders issued pursuant to the Changes clause shall not be considered an authorization to the Subcontractor to exceed the Estimated Cost for Item 0005 in the absence of a statement in the change order, or other contractual modification, increasing the Estimated Cost of Item 0005 set forth in the Subcontract Schedule.

Section H – Special Subcontract Requirements

H.1	KEY PERSONNEL

The key personnel cited below are considered essential to the work being performed under the Subcontract. If these individuals leave the Subcontractor’s employ or are reassigned to other programs, Subcontractor shall notify the Contractual Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. The Subcontractor shall not divert or replace such individuals without the written consent of the Contractual Officer, which shall not be unreasonably withheld.

Personnel	Title	Organization

*****************	*****************	*****************
*****************
*****************

*****************	*****************	*****************
*****************

H.2	PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES

Subcontractor is hereby notified of the restrictions on the use of DHHS’s funding for lobbying of federal, state and local legislative bodies.

Section 1352 of Title 31, United Stated Code among other things, prohibits a recipient (and their subcontractors) of a federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered federal actions; the awarding of any federal contract; the making of any federal grant; the making of any federal loan; the entering into of any cooperative agreement; or the modification of any federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, the current DHHS Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any state or local legislature except in presentation to the Congress, or any state or local legislative body itself.

The current DHHS Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any state or local legislature.

H.3	INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

Subcontractor shall:

(a) Maintain an appropriate written, enforced policy on conflict of interest that complies with 42 CFR Part 50 Subpart F and/or 45 CFR Part 94 as appropriate and inform each investigator of the Subcontractor’s (Institution's) policy, the Investigator's reporting responsibilities, and the applicable regulations. If the Institution carries out the NIH funded research through subgrantees, subcontractors or collaborators, the Institution must take reasonable steps to ensure that Investigators working for such entities comply with the regulations, either by requiring those investigators to comply with the Institution's policy or by requiring the entities to provide assurances to the Institution that will enable the Institution to comply with the regulations.

(b) Designate an Institutional official(s) to solicit and review financial disclosure statements from each Investigator who is planning to participate in NIH-funded research.

(c) Require that by the time an application/proposal is submitted to the NIH, each investigator who is planning to participate in the NIH-funded research hassubmitted to the designated official(s) a listing of his/her known Significant Financial Interests (and those of his/her spouse anddependent children): (i) that would reasonably appear to be affected by theresearch for which theNIH funding is sought; and (ii) in entities whose financial interests would reasonably appear to be affected by the research. All financial disclosures must be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

(d) Provide guidelines consistent with the regulations for the designated official(s) to identify conflicting interests and take such actions as necessary to ensure that such conflicting interests will be managed, reduced, or eliminated.

(e) Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the institution with respect to each conflicting interest for: (1) in the case of grants, at least three years from the date of submission of the final expenditures report or, where applicable, from other dates specified in 45 CFR Part 74.53(b) and (2) in the case of contracts, 3 years after final payment or, where applicable, for the other time period specified in 48 CFR Part 4 Subpart 4.7, Contract Records Retention.

(f) Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

(g) Certify, in each application/proposal for funding to which the regulations applies, that:

1) there is in effect at the Institution a written and enforced administrative process to identify and manage, reduce or eliminate conflicting interests with respect to all research projects for which funding is sought from the NIH;

2) prior to the Institution's expenditure of any funds under the award, the Institution will report to the Contractor (awarding component) the existence of a conflicting interest (but not the nature of the interest or other details) found by the Institution and assure that the interest has been managed, reduced or eliminated in accord with the regulations; and for any interest that the Institution identifies as conflicting subsequent to the expenditure of funds after award, the report will be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis within sixty days of that identification;

3) the Institution agrees to make information available, upon request, to the awarding component regarding all conflicting interests identified by the Institution and how those interested have been managed, reduced, or eliminated to protect the research from bias; and 4) the Institution will otherwise comply with the regulations.

H.4	INSTITUTIONAL MANAGEMENT OF CONFLICTING INTERESTS

(a) The designated official(s) must: (1) review all financial disclosures; and (2) determine whether conflict of interest exists, and if so, determine what actions should be taken by the Institution to manage, reduce or eliminate such conflict of interest. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the NIH-funded research.

(b) Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests include, but are not limited to:

(i) public disclosure of significant financial interests;
(ii) monitoring of research by independent reviewers;
(iii) modification of the research plan;
(iv) disqualification of the Investigator(s) from participation in all or a portion of the research funded by the awarding component;
(v) divestiture of significant financial interests; or,
(vi) severance of relationships that create actual or potential conflicts of interests.

(c) An Institution may require the management of other conflicting financial interests in addition to those described in paragraph (a) of this section, as the Institution deems appropriate.

H.5	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The Representations, Certifications and Other Statements of Offerors submitted by Subcontractor, dated (To-Be-Determined) are hereby incorporated by reference, with the same force and effect as if they were given in full text.

H.6	LABORATORY LICENSE REQUIREMENTS

The Subcontractor shall comply with all applicable FDA requirements and the requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) to the extent applicable to subcontract performance. This requirement shall also be included in any lower-tier subcontract awarded by the Subcontractor.

H.7	MANUFACTURING STANDARDS

(a)	The current Good Manufacturing Practices (cGMP) regulations (21 CFR Parts 210-211) will be the standard to be applied for manufacturing under this Subcontract.

(b) If at any time during the life of the Subcontract, Subcontractor fails to comply with cGMP in the manufacturing of the vaccine and such failure results in a material adverse effect on the safety, purity or potency of this vaccine (a material failure) as identified by the Center for Biologics Evaluation and Research of the FDA, the Subcontractor shall have thirty (30) calendar days from the time such material failure is identified within which to cure such material failure. If the Subcontractor fails to take such action within the thirty (30) calendar day period, the Subcontract may be terminated.

H.8	DISSEMINATION OF INFORMATION

Information related to this Subcontract or to data obtained or generated under this Subcontract may be released or publicized only after coordination with the Contractual Officer, provided, however, that the Subcontractor may, notwithstanding anything in this clause, disclose such information to third parties, under appropriate confidentiality restrictions, as may be necessary or useful in connection with the manufacturing or storage of MVA vaccine hereunder.

H.9	CONFIDENTIALITY OF PROPRIETARY INFORMATION AND INTELLECTUAL PROPERTY RIGHTS

Except to the extent as may be authorized in writing, each party agrees that, during the term of this Subcontract and for a period of ten (10) years following its termination or completion, it shall (1) use any Proprietary Information disclosed to it only for the purpose of performance under this Subcontract, (2) not disclose Proprietary Information to any third party, or to any employee who does not have a need-to-know such information, and (3) employ the same standard of care it uses to protect its own Proprietary Information. To be considered “Proprietary Information” under this clause, the information must be (a) disclosed in written or tangible form and appropriately marked as proprietary, or (b) if disclosed orally or visually, clearly identified as proprietary at the time of disclosure. Information shall not be deemed to be proprietary if such information is already known without restriction to a receiving party; or is rightfully received without restriction by the receiving party from a third party having the right to disclose the information; or becomes publicly available through no wrongful act of the receiving party; or is hereafter furnished by the disclosing party without a similar restriction on disclosure; or is independently developed by the receiving party without breach of this Subcontract. The receiving party shall not be liable for inadvertent disclosure or use of the information received hereunder if, upon discovery of such, it shall take reasonable steps to prevent any further inadvertent disclosure or unauthorized use. The receiving party may make disclosures to the Government as may be required under the terms of the Prime Contract shown on the cover page to this Subcontract. The receiving party may make disclosures required by operation of law, provided that the receiving party shall give the disclosing party reasonable advance notice to provide the disclosing party an opportunity to contest the requirement of disclosure. No license is either granted or implied by the conveyance of Proprietary Information by either party. The Parties further agree that the obligations set forth above shall survive termination or completion of this Subcontract.

H. 10	MANUFACTURING SITE

The manufacturing site for vaccine under this Subcontract shall be at the address shown below. Alternate sites may be used upon receipt of written approval from the Contractual Officer.

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H.11	GOVERNMENT PROPERTY/CONTRACTOR FURNISHED PROPERTY

Subcontractor shall be responsible for the control and accountable record keeping for all Government Property in its possession under this subcontract in accordance with FAR Subpart 45.5. Similar controls and record keeping procedures shall be used for any Contractor-furnished property as well.

The Subcontract Program Officer (or his duly authorized representative) shall be the Contractor’s Property Administrator for any Government or Contractor-furnished property under this Subcontract. The Subcontractor agrees to furnish information regarding any Government property (or any Contractor-furnished property) under this Subcontract to the respective Property Administrator, an authorized representative, or a duly designated successor(s). Any inquiry from or information proposed to be furnished to the Government Property Administrator shall be promptly reported to Contractor’s Property Administrator before furnishing information to the Government representative.

The following Government property shall be furnished to the specified Subcontractor under this Subcontract. Such items shall be marked as U.S. Government Property, with the Subcontract # MVA-2002-00001 (BXTR), the Prime Contract # TBD (Acambis Inc, Prime Contractor) (if not already so marked when received) and shall be managed and administered while in Subcontractor’s possession in accordance with the Government Property (Fixed Price Contracts) (Dec 1989) clause, FAR 52.245-2:

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Contractor shall furnish the following items in accordance with the Government Property clause (Fixed Price Contracts (Dec 1989), Far 52.245-2:

TBD

H.12	LIMITATION OF LIABILITY

In no event shall either party be liable to the other as a result of the performance of this Subcontract for any loss of profits, or any incidental, special, exemplary, or consequential damages.

H.13	ASSIGNMENT OF CLAIMS

Assignment of this Subcontract, or any interest therein, or any payment due or to become due thereunder, without the prior written consent of Contractor, which shall not be unreasonably withheld, shall be void. Should Contractor approve any assignment thereof, in no event shall any copy of any part or all of this Subcontract which is marked “Top Secret”, “Secret,” “Confidential”, or “Proprietary Information” be furnished to any assignee of any claim arising under this Subcontract, or to any person not entitled to receive the same, without prior written consent of Contractor.

H.14	VALIDITY OF INDIVIDUAL PROVISION

The invalidity, in whole or in part, of any provision of this Subcontract shall not void or otherwise affect the validity of any other provision.

H. 15	WAIVER OF BREACH

No waiver of a breach of any provision of this Subcontract shall constitute a waiver of any other breach of such provision, nor shall waiver of breach of any provision of this contract constitute a waiver of breach of any other provision of this contract. Failure of any party to enforce at any time, or from time to time, any provision of this Subcontract shall not be construed as a waiver thereof. The remedies herein shall be cumulative and additional to any other remedies in law and in equity.

H. 16	COMPLIANCE WITH LAWS

Each party agrees to comply with all applicable U.S. federal, state and municipal laws and ordinances and all rules and regulations thereunder. Each party agrees to indemnify and hold the other party harmless for all costs (including attorney’s fees), liabilities and judgments incurred by a party and caused by the other party’s failure to comply with such laws, ordinances, rules or regulations.

H.17	INDEPENDENT CONTRACTOR

It is understood and agreed that Subcontractor is an independent contractor in all its operations and activities hereunder; that the employees furnished by Subcontractor to perform work hereunder shall be deemed to be Subcontractor’s employees exclusively, without any relationship to Contractor with respect to their employment; that said employees shall be paid by Subcontractor for all services in this connection, and that Subcontractor shall be responsible for all obligations and reports covering Social Security, unemployment insurance, workers’ compensation, income tax, and other reports and deductions required by state, U.S. federal, or foreign law.

H.18	SOLICITATION OF EMPLOYEES

Each of the parties agrees that, during the term of this Subcontract and for a period of one (1) year thereafter, it will not directly solicit or recruit the employees of the other party associated with the performance of this Subcontract. Nothing herein shall preclude any employee of any party from pursuing and securing employment opportunities with another party on such employee’s own initiation.

H.19	DISPUTES

Any dispute arising under or related to the performance of this Subcontract, including the breach, termination, or validity thereof, that is not resolved by good faith negotiations shall, upon the written request of either party, be submitted to non-binding arbitration to be conducted in accordance with the rules of the CPR Institute for Dispute Resolution for Non-Administered Arbitration by a sole arbitrator who is a member of the National Health Lawyers Association or another mutually agreeable individual. Such arbitrator shall set a schedule for determination of such dispute that is reasonable under the circumstances. Such arbitrator shall determine the dispute in accordance with the substantive rules of law (but not the rules of procedure) as required by Paragraph H.21 below. The arbitration shall take place in Delaware. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and, where applicable, the Patent Arbitration Act, 35 U.S.C. § 294. Each party shall bear its own costs of such arbitration and shall equally share the common costs of the arbitration.

In the event that non-binding arbitration fails to resolve a dispute, any legal proceedings between the Contractor and the Subcontractor shall be brought and jurisdiction and venue shall be proper only in the United States District Court for the District of Delaware, or if jurisdiction is lacking, the Courts of the State of Delaware.

Pending final resolution of any dispute, as evidenced by a written agreement of the parties, or in the event of legal proceedings, as evidenced by final judgment by a court of competent jurisdiction, the parties shall proceed diligently with the performance of their respective responsibilities under this Subcontract, except to the extent that Contractor may have terminated the Subcontract.

Any reference to disputes procedures in FAR clauses incorporated into this Subcontract by reference shall be deemed to refer to this provision.

H.20	GOVERNING LAW

The validity, construction, scope and performance of this Subcontract, including any attachments and modifications hereto, and all disputes related thereto, shall be governed by the laws of the State of Delaware, without regard to its “Choice of Law” provisions; except that with respect to any provisions “flowed-down” from the Prime Contract or based upon FAR clauses, such provisions shall be interpreted and governed by the body of federal government procurement law interpreting such provisions.

H.21	CLAIMS INVOLVING THE GOVERNMENT

(a)	Government Claims Against Contractor and Contractor Claims Against the Government – To the extent that the Contractor may present any request for equitable adjustment, request for schedule extension, settlement proposal, or other matter to the Government that may become a “claim” under the Contract Disputes Act of 1978 (41 U.S.C. 604)(hereinafter referred to as the Contract Disputes Act); or, to the extent that the Government may assert any claim against the Contractor, the Parties agree:

(1) To the extent that such matters involve the performance of this Subcontract, Subcontractors shall fully cooperate with the Contractor, provide supporting documentation, witnesses, statements, and otherwise participate in negotiations with or litigation against the Government, to the extent reasonably requested by the Contractor.

(2) That the Subcontractor shall not be bound by any settlement the Contractor may make with the Government or other compromise with respect to any matter within the coverage of paragraph (a)(1) above unless the Subcontractor agrees to such settlement or compromise in writing.

(3) That, if the Government issues a final decision of the Contracting Officer under the terms of the Prime Contract with respect to any claim described in paragraph (a) above, and the Contractor elects not to file an appeal from such final decision under the Disputes provisions of the Prime Contract, within sixty (60) days of Contractor receipt of such final decision; the Contractor may authorize the Subcontractor to appeal such final decision, in the name of and with the consent of the Contractor, at the Subcontractor’s expense. In the event that the Subcontractor elects to appeal any such final decision, the Contractor shall cooperate with the Subcontractor in the same manner provided in subparagraph (1) above with respect to Subcontractor cooperation with the Contractor.

(b)	Subcontractor Claims Against the Government – To the extent that the costs of Subcontract performance have been increased or the schedule or manner of Subcontract performance has been adversely affected by actions or inactions of the Government, and the Subcontractor request consent to pursue a claim against the Government, the Parties agree as follows:

If the subject matter of the Subcontractor claim is not within the coverage of a matter governed by paragraph (a) above, Subcontractor shall submit to the Contractor a fully supported claim with respect to such matter no later than final payment under this Subcontract.

If the Parties are unable to resolve the Subcontractor’ claim within ninety (90) days of Subcontractor’s submission to the Contractor, the Contractor may either: (A) Present a request for equitable adjustment or other relief, as appropriate, to the Government, which submission shall embody the Subcontractor’s claim and shall be governed by paragraph (a) above, or (B) may authorize the Subcontractor to assert such claim against the Government on behalf of the Contractor, to negotiate a settlement thereof, and to prosecute any appeal from any final decision of the Government Contracting Officer with respect to such claim, in the name of and with the consent of the Contractor.

(c)	If the Contractor authorizes the Subcontractor to assert any claim against the Government in the name of the Contractor, or to prosecute an appeal from the final decision of the Government Contracting Officer, in the name of and with the consent of the Contractor, if the claim is subject to certification by the Contractor under the Contract Disputes Act, Subcontractor shall submit with their claim, when submitted to the Contractor under paragraph (b)(1), a certification that: (i) the claim is made in good faith, (ii) the supporting data are accurate and complete to the best of the Subcontractors’ knowledge and belief, and (iii) the amount requested accurately reflects the Subcontract adjustment for which Subcontractors believe the Government through the Contractor is liable; furthermore, such certification shall be executed by a person duly authorized to certify the claim and bind Subcontractor, and Subcontractor shall indemnify and hold Contractor harmless from damages, judgments, costs (including reasonable attorneys’ fees), and other liabilities arising from any breach of such certification or any violation of section 5 of the Contract Disputes Act of 1978 (41 U.S.C. § 604) or any violation of common law or statutory prohibitions against misrepresentations, fraud or false statements.

(d)	Contractor shall include interest in the amount of any Subcontract price adjustment to which the Subcontractors are found entitled on any Subcontractor claim. Such interest shall be computed from (1) the date the Contractor received the Subcontractor’s claim (certified, if required) or (2) from the date that such Subcontract payments would otherwise be due, if such date is later, until the date of payment to the Subcontractor. If the Subcontractor’s certification was defective, but is cured prior to the date of settlement or the date on which the Board of Contract Appeals or Court enters judgment, such defect shall not affect the computation of interest to which the Subcontractor is entitled. Simple interest shall be paid at the rate fixed by the Secretary of the Treasury under the Contract Disputes Act, from the date such interest is first payable until payment to the Subcontractor, as such rate may be adjusted by the Secretary of the Treasury each six months during the pendency of the claim.

(e)	The Contractor and Subcontractor shall each bear their own costs of prosecuting any claims under this provision.

(f)	With respect to any claim under this provision affecting both the Contractor and the Subcontractor, the parties agree to enter into a formal or informal joint defense agreement, the parameters of which shall be mutually agreed upon by the parties, and further to (i) promptly cooperate in the case, (ii) grant reasonable requests to make records and employees available to the other party, (iii) provide to the other party free of charge, copies of all pleadings, filings, and communications with the Government, and (iv) inform the other party of all oral communications with the Government.

(g)	Nothing in this Subcontract shall be construed to grant the Subcontractor the right to file any claim under this Subcontract directly against the Government or to appeal, other than in the name of and with the consent of the Contractor, any final decision of the Government Contracting Officer under the Disputes clause of the Prime Contract.

H.22	PRODUCT CHANGES, COMPLAINTS, AND ADVERSE EVENTS

(a) Subcontractor agrees to inform Contractor within fifteen (15) calendar days of the result of any regulatory development or change to bulk vaccine-specific standard operating procedures that materially affect the production of the bulk vaccine. Subcontractor shall notify Contractor of and require written approval from Contractor for change to master batch records and bulk vaccine specifications prior to the production of the bulk vaccine.

(b) Contractor, *************************************, shall be responsible for reporting any biological product deviations to the FDA under 21 CFR 600.14 and shall bear all costs related to licensure. Subcontractor agrees to inform Contractor of any manufacturing deviations that might be reportable under 21 CFR 600.14 within ten (10) calendar days of obtaining such information.

(c) Contractor shall be responsible for and Subcontractor shall be relieved of any responsibility for reporting any and all product complaints to the FDA. Subcontractor and Contractor shall report to the other any information that they have knowledge of concerning any adverse drug experience in connection with the use of the vaccine, including the incidence or severity thereof, associated with non-clinical toxicity studies, clinical uses, studies, investigations or tests, whether or not determined to be attributable to the vaccine. Reports of routine adverse drug experiences of the type defined in Section 214.80 of Title 21 of the United States Code of Federal Regulations shall be exchanged by each party on a quarterly basis. Reports of serious adverse drug experiences of the type defined in Sections 312.32 and 314.80 of Title 21 of the United States Code of Federal Regulations shall be made available to the other party within five (5) calendar days after a party becomes aware of such adverse drug experience. Upon receipt of any such information concerning any serious drug experience by either the Subcontractor or the Contractor, the parties shall promptly consult each other and use their best efforts to arrive at a mutually acceptable procedure for taking such possible actions as appropriate or required under the circumstances.

H.23	FIELD CORRECTIVE ACTIONS

In the event Contractor shall be required to recall any vaccine because such vaccine may violate local, state or federal laws or regulations or the product specifications, or in the event that Contractor elects to institute a voluntary recall, Contractor shall be responsible for coordinating such recall. Contractor shall promptly notify Subcontractor if any vaccine is the subject of a recall and provide Subcontractor with a copy of all documents relating to such recall.

Subcontractor shall cooperate with Contractor in connection with any recall at Contractor’s expense, except in the event that a recall, product withdrawal, or field correction is necessary because either (i) the Subcontractor has delivered a non-conforming product to Contractor, or (ii) such non-conformity was due to the negligence of Subcontractor, Subcontractor shall bear all reasonable costs associated with such recall, product withdrawal or field correction (including, but not limited to, costs associated with receiving and administering the recalled vaccine and notification of the recall to those persons whom Contractor deems appropriate).

H.24	TRUTH-IN-NEGOTIATIONS/PROCUREMENT INTEGRITY

Subcontractor shall indemnify and hold the Contractor harmless from any liability that the Contractor may have to the U.S. Government based upon any cost or pricing data (as defined in FAR Subpart 15.4) that the Subcontractor submitted to the Contractor or to the U.S. Government, or that Subcontractor was required to submit, but failed to do so, that was not accurate, current, and complete, as required by the Truth-in-Negotiations Act (41 U.S.C. 254b). Additionally, the Subcontractor shall indemnify the Contractor from any liability of the Contractor to the Federal Government due to any subcontractor activities determined by the Government to violate subsection 27 (a), (b), or (c) of the Office of Federal Procurement Policy act, 41 USC §423, as amended (See FAR 52.203-10).

H.25	OPTION FOR ADDITIONAL SPECIFIED ITEMS

The Buyer may require the delivery of each of the numbered line items separately identified in the Subcontract Schedule (Section B) as an option item, on the terms and at the price stated in Section B. The Contracting Officer may exercise the options at various times by furnishing written notice to the Subcontractor of the option item or items being exercised. Such notice(s) shall be furnished to the Subcontractor within fifteen (15) days of the expiration of either the period of performance for Item 0001 or the period of performance for any option item previously exercised, whichever is the later.

Section I – Subcontract Clauses

Section I-1 – CLAUSES INCORPORATED BY REFERENCE

The Federal Acquisition Regulation (FAR) and Health And Human Services Supplemental Acquisition Regulation (HHSAR) clauses identified herein below are hereby incorporated into this Subcontract by reference with full force and effect. The additional HHSAR clauses augment and supplement the FAR clauses, taking precedence thereover to any extent inconsistent therewith.

All such clauses, as well as any other FAR or HHSAR clauses referred to elsewhere in this Subcontract, shall with respect to the rights, duties, and obligations of the Contractor and the Subcontractor thereunder, be interpreted and construed in such manner as to recognize and give effect to (i) the contractual relationship between the Contractor and Subcontractor under this Subcontract and (ii) the rights of the Government with respect thereto under the Prime Contract from which such clauses are derived. Where rights, duties and obligations are expressed herein as applying to the “Government,” the “United States,” or the “Contracting Officer”, they shall generally apply by reason of the flow down to the “Contractor”; and where expressed herein as applying to the “Contractor”, they shall generally apply by reason of the flow down to the “Subcontractor”. However, the terms “Government” or “Contracting Officer” do not change (i) in the phrases “Government Property”; “Government-Owned Property,” “Government Equipment” or “Government-Owned Equipment” except with respect to property identified in provision H.12 as Contractor-Furnished Property; (ii) when a right, act, authorization or obligation can only be exercised by the Government or the Contracting Officer under the prime contract or his duly authorized representative, (iii) when title to property is to be transferred directly to the Government and (iv) in FAR 52.227-1 and 52.227-2. To the extent there is a conflict between the FAR or HHSAR clauses incorporated by reference and the text of this Subcontract, the text of the Subcontract shall have precedence.

FAR SOURCE	TITLE AND DATE

52.203-12	Limitation on Payment to Influence Certain Federal Transactions (Jun 1997)
52.215-17	Waiver of Facilities Capital Cost of Money (Oct 1997)
52.215-21	Requirements for Cost or Pricing Data or Information Other than Cost or Pricing Data – Modifications (Oct 1997)

52.216-7	Allowable Cost and Payment (Feb 2002) [Only paragraphs (a)(1), (g), (h)(1), (h)(2), and (h)(2)(i)]

52.222-26	Equal Opportunity (Feb 1999)
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)
52.222-36	Affirmative Action for Workers with Disabilities (Jun 1998)
52.223-3	Hazardous Material Identification and Material Safety Data (Jan 1997) (Alternate I, Jan 1997)

52.225-1	Buy American Act-Balance of Payments-Supplies (Feb 2002)

52.225-13	Restrictions on Certain Foreign Purchases (Jul 2000)

52.227-1	Authorization and Consent (Jul 1995) Alternate I (Apr 1984)
52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (Aug 1996)
52.227-11	Patent Rights – Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	Rights in Data – General (Jun 1987)
52.232-1	Payments (Apr 1984)

52.232.32	Performance Based Payments (Feb 2002)

52.232-17	Interest (Jun 1996) [Delete reference to “(net of any applicable tax credit under the Internal Revenue Code (26 U.S.C. 1481)” in subparagraph (a) and subparagraph (c).
52.242-1	Notice of Intent to Disallow Costs (Apr 1984) (Applies only to Item 0005)
52.242-13	Bankruptcy (Jul 1995)
52.245-2	Government Property (Fixed Price)(Dec 1989)(as implemented at Paragraph H.11)

HHSAR SOURCE	TITLE AND DATE (48 CFR Chapter 3)
352.223-70	Safety and Health (Jan 2001)
352.232-9	Withholding of Contract Payment (Apr 1984)

352.224-70	Confidentiality of Information ((Apr 1984)
352.270-5	Key Personnel (Apr 1984)
352.270-6	Publications and Publicity (Jul 1991)
352.270-9	Care of Live Vertebrate Animals ((Jan 2001)

Section I-2 CLAUSES IN FULL TEXT

I.2	FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT 1998)

	(a)	Definitions.

“Commercial item”, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

“Subcontract”, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

	(b)	To the maximum extent practicable, the Subcontractors shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or non-developmental items as components of items to be supplied under this Subcontract.

	(c)	The Contractor shall insert the following in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000)

(ii) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246);

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a));

		(iv)	52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793); and

	(d)	The Subcontractor shall include the terms of this clause, including this paragraph (d), in lower-tier subcontracts awarded under this Subcontract.

I.3	TERMINATION FOR CONVENIENCE (FIXED PRICE)

	(a)	The Buyer may terminate performance of work under this Subcontract in whole or, from time to time, in part, if the Contractual Officer determines that a termination is in the Contractor’s interest, but only if and to the same extent that the Government has terminated the Contractor’s Prime Contract. The Contractual Officer shall terminate by delivering to the Subcontractor a Notice of Termination specifying the extent of termination and the effective date.

	(b)	After receipt of a Notice of Termination, and except as directed by the Contractual Officer, the Subcontractor(s) shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:

		(1)	Stop work as specified in the notice.

		(2)	Place no further subcontracts or orders (referred to as subcontracts in this clause) for materials, services, or facilities, except as necessary to complete the continued portion of the Subcontract.

		(3)	Terminate all subcontracts to the extent they relate to the work terminated.

		(4)	Assign to the Contractor or the Government, as directed by the Contractual Officer, all right, title, and interest of the Subcontractor(s) under the subcontracts terminated, in which case the Contractor shall have the right to settle or to pay any termination settlement proposal arising out of those terminations.

		(5)	With approval or ratification to the extent required by the Contractual Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts; the approval or ratification will be final for purposes of this clause.

		(6)	As directed by the Contractual Officer, transfer title and deliver to the Contractor or the Government –

(i) The fabricated or unfabricated parts, work in process, completed work, supplies and other material produced or acquired for the work terminated; and

(ii) The completed or partially completed plans, drawings, information, and other property that, if the Subcontract had been completed would be required to be furnished to the Contractor or the Government.

		(7)	Complete performance of the work not terminated.

		(8)	Take any action that may be necessary, or that the Contractual Officer may direct, for the protection and preservation of the property related to this Subcontract that is in the possession of the Subcontractor(s) and in which the Contractor or the Government has or may acquire an interest.

		(9)	Use its best efforts to sell, as directed or authorized by the Contractual Officer, any property of the types referred to in subparagraph (b)(6) of this clause; provided, however, that the Subcontractor(s) (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Contractual Officer. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by the Contractor under this Subcontract, credited to the price or cost of the work, or paid in any other manner directed by the Contractual Officer.

(c)	The Subcontractor shall submit complete termination inventory schedules no later than 90 days from the effective date of termination, unless extended in writing by the Contractual Officer upon written request of the Subcontractor within this 90-day period.

(d)	After expiration of the plant clearance period as defined in Subpart 45.6 of the Federal Acquisition Regulation, the Subcontractor may submit to the Contractual Officer a list, certified as to quantity and quality, of termination inventory not previously disposed of, excluding items authorized for disposition by the Contractual Officer. The Subcontractor may request the Contractor to remove those items or enter into an agreement for their storage. Within 30 days, the Contractor will accept title to those items and remove them or enter into a storage agreement. The Contractual Officer may verify the list upon removal of the items, or if stored, within 45 days from submission of the list, and shall correct the list, as necessary, before final settlement.

(e)	After termination, the Subcontractor shall submit a final termination settlement proposal to the Contractual Officer in the form and with the certification prescribed by the Contractual Officer. The Subcontractor shall submit the proposal promptly, but no later than 240 days from the effective date of termination, unless extended in writing by the Contractual Officer upon written request the Subcontractor within this 240-day period. However, if the Contractual Officer determines that the facts justify it, a termination settlement proposal may be received and acted on after 240 days or any extension. If the Subcontractor fails to submit the proposal within the time allowed, the Contractual Officer may determine, on the basis of information available, the amount, if any, due the Subcontractor because of the termination and shall pay the amount determined.

(f)	Subject to paragraph (e) of this clause, the Subcontractor and the Contractual Officer may agree upon the whole or any part of the amount to be paid or remaining to be paid because of the termination. The amount may include a reasonable allowance for profit on work done. However, the agreed amount, whether under this paragraph (f) or paragraph (g) of this clause, exclusive of costs shown in subparagraph (g)(3) of this clause, may not exceed the total Subcontract price as reduced by (1) the amount of payments previously made and (2) the Subcontract price of work not terminated. The Subcontract shall be modified, and the Subcontractor(s) paid the agreed amount. Paragraph (g) of this clause shall not limit, restrict, or affect the amount that may be agreed upon to be paid under this paragraph.

(g)	If the Subcontractor and the Contractual Officer fail to agree on the whole amount to be paid because of the termination of work, the Contractual Officer shall pay the Subcontractor the amounts determined by the Contractual Officer as follows, but without duplication of any amounts agreed on under paragraph (f) of this clause:

(1) The Subcontract price for completed supplies or services accepted by the Contractor (or sold or acquired under subparagraph (b)(9) of this clause) not previously paid for, adjusted for any saving of freight and other charges.

(2) The total of –

(i) The costs incurred in the performance of the work terminated, including initial costs and preparatory expense allocable thereto, but excluding any costs attributable to supplies or services paid or to be paid under subparagraph (g)(1) of this clause;

(ii) The cost of settling and paying termination settlement proposals under terminated subcontracts that are properly chargeable to the terminated portion of the Subcontract if not included in subdivision (g)(2)(i) of this clause; and

(iii) A sum, as profit on subdivision (g)(2)(i) of this clause, determined by the Contractual Officer under 49.202 of the Federal Acquisition Regulation, in effect on the date of this Subcontract, to be fair and reasonable; however, if it appears that the Subcontractor(s) would have sustained a loss on the entire Subcontract had it been completed, the Contractual Officer shall allow no profit under this subdivision (g)(2)(iii) and shall reduce the settlement to reflect the indicated rate of loss.

	(3)	The reasonable costs of settlement of the work terminated, including –

(i) Accounting, legal, clerical, and other expenses reasonably necessary for the preparation of termination settlement proposals and supporting data;

(ii) The termination and settlement of subcontracts (excluding the amounts of such settlements); and

(iii) Storage, transportation, and other costs incurred, reasonably necessary for the preservation, protection, or disposition of the termination inventory.

(h)	Except for normal spoilage, and except to the extent that the Contractor or the Government expressly assumed the risk of loss, the Contractual Officer shall exclude from the amounts payable to the Subcontractor under paragraph (g) of this clause, the fair value, as determined by the Contractual Officer, of property that is destroyed, lost, stolen, or damaged so as to become undeliverable to the Contractor.

(i)	The cost principles and procedures of Part 31 of the Federal Acquisition Regulation, in effect on the date of this Subcontract, shall govern all costs claimed, agreed to, or determined under this clause.

(j)	The Subcontractor shall have the right to dispute the termination settlement amount unilaterally established by Contractor under paragraph (e) or (g) of this clause and any equitable adjustment unilaterally established by the Contractor under paragraph (l), except that if the Subcontractor failed to submit the termination settlement proposal or request for equitable adjustment within the time provided in paragraph (e) or (l), respectively, and failed to request a time extension, there is no right to dispute the amount allowed by the Contractor.

(k)	In arriving at the amount due the Subcontractor under this clause, there shall be deducted

	(1)	All unliquidated advance or other payments to the Subcontractor under the terminated portion of this Subcontract;

	(2)	Any claim which the Contractor has against the Subcontractor under this Subcontract; and

	(3)	The agreed price for, or the proceeds of sale of, materials, supplies, or other things acquired by the Subcontractor(s) or sold under the provisions of this clause and not recovered by or credited to the Contractor.

(l)	If the termination is partial, the Subcontractor may file a proposal with the Contractual Officer for an equitable adjustment of the price(s) of the continued portion of the Subcontract. The Contractual Officer shall make any equitable adjustment agreed upon. Any proposal by the Subcontractor for an equitable adjustment under this clause shall be requested within 90 days from the effective date of termination unless extended in writing by the Contractual Officer.

(m)	(1)	The Contractor may, under the terms and conditions it prescribes, make partial payments and payments against costs incurred by the Subcontractor for the terminated portion of the Subcontract, if the Contractual Officer believes the total of these payments will not exceed the amount to which the Subcontractor will be entitled.

(2) If the total payments exceed the amount finally determined to be due, the Subcontractor(s) shall repay the excess to the Contractor upon demand, together with interest computed at the rate established by the Secretary of the Treasury under 50 U.S.C. App. 1215(b)(2). Interest shall be computed for the period from the date the excess payment is received by the Subcontractor to the date the excess is repaid. Interest shall not be charged on any excess payment due to a reduction in the Subcontractor’s termination settlement proposal because of retention or other disposition of termination inventory until 10 days after the date of the retention or disposition, or a later date determined by the Contractual Officer because of the circumstances.

	(n)	Unless otherwise provided in this Subcontract or by statute, the Subcontractor shall maintain all records and documents relating to the terminated portion of this Subcontract for 3 years after final settlement. This includes all books and other evidence bearing on the Subcontractors’ costs and expenses under this Subcontract. The Subcontractor shall make these records and documents available to the Contractor and the Government, at the Subcontractors’ offices, at all reasonable times, without any direct charge. If approved by the Contractual Officer, photographs, microphotographs, or other authentic reproductions may be maintained instead of original records and documents.

I.4	DEFAULT (FIXED PRICE)

	(a)	(1) The Contractor may, subject to paragraphs (c) and (d) of this clause, by written notice of default to the Subcontractor terminate this Subcontract in whole or in part if the Subcontractor fails to:

(i) Deliver the supplies or to perform the services within the time specified in this Subcontract or any extension
(ii) Make progress, so as to endanger performance of this Subcontract (but see subparagraph (a)(2) of this clause); or
(iii) Perform any of the other provisions of this Subcontract (but see subparagraph (a)(2) of this clause).

(2) The Contractor’s right to terminate this Subcontract under subdivisions (a)(1)(ii) and (1)(iii) of this clause, may be exercised if the Subcontractor does not provide the Contractor with written assurances that it can and will cure such failure within 10 days (or more if authorized in writing by the Contractual Officer) after receipt of the notice from the Contractual Officer specifying the failure. The failure of Contractor to issue such notice to the Subcontractor, or to give the Subcontractor at least 10 days within which to cure its failure to perform under subdivisions (a)(1)(ii) or (1)(iii), shall not be a basis to invalidate a default termination if, in fact, the Subcontractor was either failing to make progress so as to endanger performance or was in breach of a material Subcontract requirement.

	(b)	If the Contractor terminates this Subcontract in whole or in part, it may acquire, under the terms and in the manner the Contractual Officer considers appropriate, supplies or services similar to those terminated, and the Subcontractor shall be liable to the Contractor for any excess costs for those supplies or services. However, the Subcontractor shall continue the work not terminated.

	(c)	Except for defaults of subcontractors at any tier, the Subcontractor(s) shall not be liable for any excess costs if the failure to perform the Subcontract arises from causes beyond the control and without the fault or negligence of the Subcontractor. Examples of such causes include (1) acts of God or of the public enemy, (2) acts of the Government in either its sovereign or contractual capacity, (3) fires, (4) floods, (5) epidemics, (6) quarantine restrictions, (7) strikes, (8) freight embargoes, and (9) unusually severe weather. In each instance the failure to perform must be beyond the control and without the fault or negligence of the Subcontractor.

	(d)	If the failure to perform is caused by the default of a Subcontractor to the Subcontractor at any tier, and if the cause of the default is beyond the control of both the Subcontractor and any of their subcontractors, and without the fault or negligence of either Subcontractor any of their lower-tier subcontractors, the Subcontractor shall not be liable for any excess costs for failure to perform, unless the subcontracted supplies or services were obtainable from other sources in sufficient time for the Subcontractor to meet the required delivery schedule.

	(e)	If this Subcontract is terminated for default, the Contractor may require the Subcontractor(s) to transfer title and deliver to the Contractor or to the Government, as directed by the Contractual Officer, any (1) completed supplies, and (2) partially completed supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights (collectively referred to as “manufacturing materials” in this clause) that the Subcontractor has specifically produced or acquired for the terminated portion of this Subcontract. Upon direction of the Contractual Officer, the Subcontractor shall also protect and preserve property in its possession in which the Contractor or the Government has an interest.

	(f)	The Contractor shall pay the Subcontract price for completed supplies delivered and accepted. The Subcontractor and Contractual Officer shall agree on the amount of payment for manufacturing materials delivered and accepted and for the protection and preservation of the property. The Contractor may withhold from these amounts any sum the Contractual Officer determines to be necessary to protect the Contractor against loss because of outstanding liens or claims of former lien holders.

	(g)	If, after termination, it is determined that the Subcontractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the termination had been issued for the convenience of the Contractor.

	(h)	The rights and remedies of the Contractor in this clause are in addition to any other rights and remedies provided by law or under this Subcontract. Additionally, if the Contractor elects to waive its right to terminate the Subcontractor for default under paragraph (a)(1)(i) or (iii) by accepting late deliveries or nonconforming performance, the Contractor shall retain the right to recover any damages resulting from the Subcontractors’ breach to the extent allowed by law.

I.5	Care of Live Vertebrate Animals

	a.	The following notice is applicable when subcontract performance is expected to involve care of live vertebrate animals:

The Public Health Service (PHS) Policy on Human Care and Use of Laboratory Animals establishes a number of requirements for research activities involving animals. Before a PHS award may be made to an applicant organization, the organization shall file, with the Office of Extramural Research (OER), Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), PHS, a written Animal Welfare Assurance which commits the organization to comply with the provisions of the PHS Policy on Humane Care and Use of Laboratory Animals by Awardee Institutions, the Animal Welfare Act, and the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources. In accordance with the PHS Policy on Humane Care and Use of Laboratory Animals by Awardee Institutions, applicant organizations must establish a committee, qualified through the experience and expertise of its members, to oversee the institution's animal program, facilities and procedures. No PHS award involving the use of animals shall be made unless the Animal Welfare Assurance has been approved by OER. Prior to award, the Contracting Officer will notify Contractor(s) selected for projects that involve live vertebrate animals that an Animal Welfare Assurance is required. The Contracting Officer will request that OER, OLAW negotiate an acceptable Animal Welfare Assurance with those Contractor(s). For further information, OER, OLAW, may be contacted at Rockledge Center I – Suite 1050, 6705 Rockledge Drive, Bethesda, MD 20817, (301) 496-7163, ext 234. FAX copies are of the PHS Policy are available at (301) 402-2803. This policy is also available on the internet at http://www.grants.nih.gov/grants/olaw/olaw.htm

Section J – List Of Attachments

A	Statement of Work

B	Subcontractors’ Certifications, Representations, and Other Statements

SECTION J, ATTACHMENT A
STATEMENT OF WORK

CLIN 0001

1. Subcontractor will*********************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
********************************************************************************************MVA vaccine.

2. Subcontractor shall *****************************************************************************
*******************************************************************************************************
*********************************************************************************************** Analysis.

3. Subcontractor will *****************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************

*******************************************************************
**************************
**************************
**************************
**************************

4. Production of ***************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************required for lot release by Contractor.

5. Subcontractor will perform***************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
shall be responsible ************************************

******************
******************
******************
******************

6. Subcontractor shall tender *************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
************************************************************************with product specifications.

7. If *******************************************************************************************
*******************************************************************************************************
********************************************************************************************* vaccine.

8. Baxter will ********************************************************************************
*******************************************************************************************************
****************************************************************************** unforeseen problems.

CLIN 0002AA

1. Subcontractor will ***********************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
***********************************
************************
************************
************************
************************

2. Subcontractor will ***********************************************************************
*******************************************************************************************************
**********************

3. Baxter ************************************************************************************
*******************************************************************************************************
*******************************************unforeseen problems.

***********************************

**************************	************************	*************************	************************	*************************	************************	**************************	************************	************************

************

*******************	************************	*************************	************************	*************************	************************

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*******************	************************	*************************	************************	*************	************	*	*	*

*********************************

************	***********	**************	************************	*************************	************************	*************	*********	***********

*********************************

************	***********		************

************	***********

************	***********	************

************	***********	************	************

************	***********	************	************

*********************************

***********	***********	***********	***********	***********	***********	***********	***********	***********

*******************************

***********	***********				***********

*********************************

***********	***********	***********	***********	***********	***********	***********	**********	***********

***********

***********	***********				***********

***********	***********	***********			***********

***********	***********	***********			***********

***********	***********	***********			***********

***********	***********	***********

*********************************

**********	**********	**********	**********	**********	**********	**********	*********	**********

**********

**********	**********				**********

**********	**********				**********

**********	**********				**********

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

		**********	**********	*

*********************************

**********	**********	**********	**********	**********	**********	**********	**********	**********

**********

**********	**********				**********

**********	**********				**********

***********************

**********	**********	**********	**********	**********	**********	**********	**********	**********

**********

**********	**********				**********

**********	**********				**********

*****************************

**********	**********	**********	**********	**********	**********	**********	**********	**********

**********

**********	**********	**********	**********	*	**********			*

**********	**********	**********	**********		**********

**********	**********	**********	**********		**********

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********			**********

			**********	*

*****************************

**********	**********	**********	**********	**********	**********	**********	**********	**********

**********

**********	**********	**********			**********

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

**********	**********	**********	**********	*	**********	*	*	*

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

CLIN 0002AB

1. Subcontractor *************************************************************************************
*******************************************************************************************************
Corporation.

2. Baxter ******************************************************************************************
*******************************************************************************************************
********************************unforeseen problems.

TABLE 10

	**********	**********	**********	*******	**********	**********	**********
**********
**********
**********	*	*	*	*	*	*	**********
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********
**********
**********
**********	*	*	*	*	*	*	**********
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********
**********
**********
**********	*	*	*	*	*	*	**********
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*

**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*	**********
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********	*	*	*	*	*	*
**********

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

	**********	********	**********	**********	**********

**********
**********	*	*	*	*	**********
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********
**********
**********	*	*	*	*	**********
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********	*	*	*	*
**********

	**********	**********

**********
**********
**********	*	**********
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*
**********	*

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

CLIN 0002AC

1. Subcontractor will ********************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
************************************************************************************** supplied by Acambis.

2. Baxter will *************************************************************************************
******************************************************************************************************
************************************************************************************** unforeseen problems.

CLIN 0003

1. Subcontractor shall ********************************************************************************
and ship to *************** at:

***************
***************
***************
***************

2. Baxter will **************************************************************************************
*******************************************************************************************************
************************************************************************************** unforeseen problems.

CLIN 0004

1. Under the prime contract,**************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
Accordingly, ******************plans *********************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

2.************ provide Acambis **************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
to the Government for use.

3. Acambis shall specify*****************************************************************************
on or before 25 June 2003.

CLIN 0005 – Provide any and all travel necessary to accomplish the work identified above.
********************* for travel ********************* allowable costs under FAR.

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

******************************************************************************************************************************************
*******************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************
******************************************

******************************************
******************************************
******************************************
******************************************
******************************************

____________________________________________	______________________________________
******************************************	******************************************

____________________________________________
******************************************	******************************************

******************************************	******************************************
____________________________________________

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

***************************************************************************************************************

***************************************************************************************************************

***************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************

***************************************************************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

***************************************************************************************************************
**************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************

*******************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
*****************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************

*****************************************

*****************************************

*****************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************

***************************************************************************************************************

*****************************************

*****************************************
*****************************************
*****************************************
*****************************************
*****************************************
*****************************************
*****************************************
*****************************************

*****************************************

*******************************************************************************************************
*****************************************
*****************************************

***************************************************************************************************************

***************************************************************************************************************

***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

***************************************************************************************************************
***************************************************************************************************************
***************************************************************************************************************

**********************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

**************************************************
**************************************************
**************************************************
**************************************************
**************************************************
**************************************************
**************************************************
**************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
                ****************************************************************************************************************************************************************************************************************
                ****************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

               *****************************************************************************************************************************************************************************************************************
*******

                ************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*************************	*************************
*************************	*************************
*************************	*************************
*************************	*************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

                 *******************************************************************************************************
                 **************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
****************************************************************************************************************************************************************************************************************************** *****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
****************************************************************************************************************************************************************************************************************************** *****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************
*****************************************************************************************************************************************************************************************************************************

                 ***************************************************************************************************************************************************************************************************************
                 ***************************************************************************************************************************************************************************************************************
*******************************************************************************************************
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K.20      52.225-2 BUY AMERICAN ACT CERTIFICATE (MAY 2002)

(a) The offeror certifies that each end product, except those listed in paragraph (b) of this provision, is a domestic end product as defined in the clause of this solicitation entitled “Buy American Act–Supplies” and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The offeror shall list as foreign end products those end products manufactured in the United States that do not qualify as domestic end products.

(b) Foreign End Products:

Line Item No.: _________________________________
Country of Origin:_______________________________
(List as necessary)

(c) The Government will evaluate offers in accordance with the policies and procedures of Part 25 of the Federal Acquisition Regulation.

K.21	52.226-2 HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION REPRESENTATION (MAY 2001)

(a) Definitions. As used in this provision–

Historically Black College or University means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

Minority Institution means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education, as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a.)).

(b) Representation. The offeror represents that it–

[  ] is [  ] is not a Historically Black College or University;

[  ] is [  ] is not a Minority Institution.

K.22      52.227-6 ROYALTY INFORMATION (APRIL 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:

(1) Name and address of licensor.
(2) Date of license agreement.
(3) Patent numbers, patent application serial numbers or other basis on which the royalty is payable.
(4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.
(5) Percentage or dollar rate of royalty per unit.
(6) Unit price of contract item.
(7) Number of units.
(8) Total dollar amount of royalties.

     ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

K.23	52.230-1 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (JUNE 2000)

Note: Commercial Items sold at firm-fixed prices – NOT APPLICABLE

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS-coverage pursuant to 48 CFR 9903.201-2(C)(5) or 9903.201-2(c)(6), respectively.

I.  Disclosure Statement – Cost Accounting Practices and Certification

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

[  ] (1) Certificate of Concurrent Submission of Disclosure Statement.

The offeror hereby certifies that, as part of the offer, copies of the Disclosure Statement have been submitted as follows:

(i) original and one copy to the cognizant Administrative Contracting Officer (ACO), or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and;
(ii) one copy to the cognizant Federal auditor.

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable.. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation).

Date of Disclosure Statement:________________________________________

Name and Address of Cognizant ACO or Federal Official Where Filed:
________________________________________________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

[  ] (2) Certificate of Previously Submitted Disclosure Statement. The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:________________________________________

Name and Address of Cognizant ACO or Federal Official Where Filed:
________________________________________________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

[  ] (3) Certificate of Monetary Exemption. The offeror hereby certifies that the offeror together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

[  ] (4) Certificate of Interim Exemption. The offeror hereby certifies that:

(i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted, and

(ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

CAUTION: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

[  ] (5) Certificate of Disclosure Statement Due Date by Educational Institution.

(ALTERNATE I – APRIL 1996)

If the offeror is an educational institution that, under the transition provisions of 48 CFR 9903-202-1(f), is or will be required to submit a Disclosure Statement after receipt of this award, the offeror hereby certifies that (check one and complete):

[  ] (i) A Disclosure Statement filing Due Date of has been established with the cognizant Federal agency.

[  ](ii) The Disclosure Statement will be submitted within the 6-month period ending ______ months after receipt of this award.

Name and Address of Cognizant ACO or Federal Official Where Disclosure Statement is to be Filed:

II. Cost Accounting Standards – Eligibility for Modified Contract Coverage
If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

[  ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. Additional Cost Accounting Standards Applicable to Existing Contracts
The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards Clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

[  ]  YES            [  ] NO

K.24	CERTIFICATION OF INSTITUTIONAL POLICY ON CONFLICT OF FINANCIAL INTEREST (OCTOBER 1995)

(Note: This certification is applicable to Research and Development (R&D) Contracts. However, this certification does not apply to SBIR-Phase I contractors.)

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

By submission of its offer, the offeror certifies that:

(1) A written and enforced administrative process to identify and manage, reduce or eliminate conflicting financial interest with respect to all research projects for which funding is sought from the NIH is [ ], is not [ ] currently in effect.

(2) Should a process not be in effect at the time of the submission of its offer, the offeror certifies that it will, no later than 30 days subsequent to submission of its offer or prior to award, whichever is earlier, notify the Contracting Officer of the establishment of a written and enforced financial conflict of interest policy.

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION